UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 1, 2006


                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      0-33135                68-0448219
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

            1141 South Rogers Circle, Suite 11, Boca Raton, FL 33487
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:     (561) 750-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Appointment of
Principal Officers.

         On May 1, 2006, Jerald Horowitz resigned as a director of the Company.

	   On May 1, 2006, John Cammarano resigned as chief executive officer of the Company, although he will continue as a director. Mr. Cammarano and the Company have agreed on the framework of the terms of his separation and are negotiating the separation agreement. The terms of the agreement will be included in an amendment to this Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto as duly authorized.



                                      ADSOUTH PARTNERS, INC.
                                                (Registrant)


Date: May 5, 2006                     /S/ Anton Lee Wingeier

                                      ---------------------------------
                                      Anton Lee Wingeier
                                      Chief Financial Officer





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